                             EXHIBIT




             Pro Forma Unaudited Consolidated Balance Sheet
                        as of March 31, 1995 and
              Pro Forma Unaudited Consolidated Statement of
                         Operations for the year
                       ended December 31, 1994 and
                  the three months ended March 31, 1995

              PRO FORMA CONSOLIDATED BALANCE SHEET OF THE COMPANY
                                  (UNAUDITED)

   The following unaudited pro forma consolidated balance sheet as of March 31, 1995 gives effect to the proposed sale of certain net assets of the Company's Sportswear Division to Donnkenny as if such sale had been consummated on March 31, 1995. This pro forma consolidated balance sheet should be read in conjunction with the historical consolidated financial statements and notes thereto, the pro forma adjustments and the Asset Purchase Agreement included elsewhere in this Proxy Statement. The following statement is not necessarily indicative of the financial position that actually would have been achieved if the proposed sale had taken place on March 31, 1995 (in thousands except for share data).


                                                   Historical      Pro Forma Adjustments      Continuing
                                                  Consolidated       Debit        Credit      Operations
                                                  -----------     -----------------------     -----------
            Assets
Current Assets
  Cash                                            $   234         (a)$10,355    (a)$    27     $ 1,200
                                                                                (a)    250
                                                                                (a)    750
                                                                                (b)  8,362
  Accounts receivable - net                        12,072                                       12,072
  Inventories                                      10,810                       (a)  8,338       2,472
  Other current assets                                646                       (a)     80         281
                                                                                (a)    285
  Assets held for sale                                            (c)  1,033                     1,033
                                                  -------            -------       -------     -------
            Total current assets                   23,762             11,388        18,092      17,058

Property, plant and equipment -   net               2,652                       (a)    283       1,336
                                                                                (c)  1,033
Goodwill - net                                      1,429                       (a)  1,143         286
Other assets                                          311                       (a)     22          19
                                                                                (a)    270
                                                  -------            -------       -------     -------
                                                  $28,154            $11,388       $20,843     $18,699
                                                  =======            =======       =======     =======


                                                   Historical      Pro Forma Adjustments      Continuing
                                                  Consolidated       Debit        Credit      Operations
                                                  -----------     -----------------------     -----------

  Liabilities and stockholders' equity
Current liabilities:
  Notes payable                                    $9,144         (b)$ 8,362                      $782
  Current portion of long-term debt                   154                                          154
  Accounts payable
     & accrued expenses                             5,143         (a)     27                     5,116
  Accrued income taxes                                330                                          330
                                                  -------            -------                   -------
            Total current liabilities              14,771              8,389                     6,382

Long-term debt                                      1,546                                        1,546

Commitments

Stockholders' equity
  Preferred stock, $1.00 par value, authorized
     1,000,000 shares; -0- shares issued
  Common stock, $.02 par value, authorized
     12,000,000 shares; 4,869,828
     shares issued                                     97                                           97
  Capital in excess of par value                   27,363                                       27,363
  Retained earnings                                 1,385         (a)  1,066                       319
  Common stock held in treasury, at cost
     (2,812,252 shares)                           (17,008)                                     (17,008)
                                                  -------            -------       -------     -------
            Total stockholders' equity             11,837              1,066                    10,771
                                                  -------            -------       -------     -------
                                                  $28,154             $9,455                   $18,699
                                                  =======            =======       =======     =======

See Notes to Pro Forma Consolidated Balance Sheet.

                        OAK HILL SPORTSWEAR CORPORATION
                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)

A description of the pro forma adjustments follows:

(a) Reflects the proposed sale of certain net assets of the Company's Sportswear Division to Donnkenny and the costs and expenses associated with the Proposed Transaction. See the Asset Purchase Agreement included elsewhere in this Proxy Statement.

    Net Consideration Expected to be Received                          $10,355

    Net Assets (Liabilities) to be Sold (Assumed):
      Cash held for sublease deposit                      $   27
      Inventories                                          8,338
      Other current assets                                    80
      Property, plant and equipment, net                     283
      Other assets                                            22
      Accrued expenses - sublease deposit                    (27)
                                                          ------
                                                                        (8,723)
    Costs and Expenses Related to the Proposed Sale:
      Elimination of goodwill related to the
        Sportswear Division                               $1,143
      Elimination of deferred financing costs
       (see Note (b))
       Current                                               285
       Long-term                                             270
    Fees paid to Donnkenny (see "Service Agreement;
       Consulting Agreement")                                250
    Transaction costs                                        750
                                                          ------
                                                                        (2,698)
                                                                       -------
    Loss on Proposed Transaction                                        $(1,066)
                                                                       =======

                  The net consideration expected to be received was estimated in accordance with the terms described in "Consideration" above, as if the Proposed Transaction had been consummated on March 31, 1995. Such estimate includes a reserve for the estimated amount to be paid to Donnkenny under the indemnification provision contained in the Asset Purchase Agreement (see "Warranty of Inventory; Indemmification; Escrow Agreement" above), based on March 31, 1995 inventory balances and historical experience. The purchase price may be adjusted if the inventory sold by the Company to Donnkenny and the gross margins achieved on the sale of such inventory by Donnkenny differ from the amounts estimated.

                  To the extent the Proposed Transaction results in a taxable net gain to the Company, the Company will not incur any tax liability on the sale because of its current net operating losses and prior year operating loss carryforwards (see "Federal Income Tax Consequences of the Proposed Transaction" above).

(b) Adjustments to record the use of proceeds from the Proposed Transaction to reduce bank debt (see "Credit and Security Agreements of the Company; Use of Proceeds" above).

(c) As the Company will no longer be in the business of the Sportswear Division following the consummation of the Proposed Transaction (see "Noncompetition and Nondisclosure Provisions" above), the Company plans to sell certain assets and real estate located in Mississippi which had been used in such business and which are not being sold or leased to Donnkenny pursuant to the Asset Purchase Agreement (see "Assets to Be Sold" above). The Company recently sold similar properties in the same area at a price in excess of its net book value and does not expect to incur a material loss, if any, on the sale of the remaining assets.

                        OAK HILL SPORTSWEAR CORPORATION
                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                  The following unaudited pro forma consolidated statements of operations gives effect to the proposed sale of certain net assets of the Company's Sportswear Division to Donnkenny as if the sale had been consummated at the beginning of each period presented. These pro forma consolidated statements of operations should be read in conjunction with the historical consolidated financial statements and notes thereto, the pro forma adjustments and the Asset Purchase Agreement included elsewhere in this Proxy Statement. The following statements are not necessarily indicative of the results of operations that actually would have been achieved if the proposed sale had taken place on the dates indicated or which may be obtained in the future
(in thousands except for per share data).


                                                                 ---------------------------------------------------------
                                                                       Three Months Ended March 31, 1995 (Unaudited)
                                                                 ---------------------------------------------------------
                                                                                                                Pro Forma
                                                                  Historical        Pro Forma Adjustments       Continuing
                                                                 Consolidated        Debit          Credit      Operations
                                                                 ------------     ----------     -----------    ----------
Net sales and other revenues                                       $16,835        (a)$15,217     (b)    $34       $1,652
                                                                   -------           -------         ------       ------
Costs and expenses:
    Cost of Sales                                                   13,953                       (a) 12,596        1,357
    Selling, general and administrative
      expenses                                                       3,521                       (a)  3,068          453
                                                                   -------           -------        -------       ------
                                                                    17,474                           15,664        1,810
                                                                   -------           -------        -------       ------
Operating (loss)                                                      (639)           15,217         15,698         (158)
Interest expense - net                                                 409                       (c)    409
                                                                   -------           -------        -------       ------
(Loss) before provision (benefit) for taxes
                                                                    (1,048)           15,217         16,107         (158)
Provision (benefit) for taxes

                                                                   -------           -------        -------       ------
Net (loss)                                                         ($1,048)          $15,217        $16,107        ($158)
                                                                   =======           =======        =======       ======
Per share data:
     Primary and fully diluted                                      ($0.51)                                       ($0.08)




                                                                 ---------------------------------------------------------
                                                                            Year Ended December 31, 1994 (Unaudited)
                                                                 ---------------------------------------------------------
                                                                                                                Pro Forma
                                                                   Historical       Pro Forma Adjustments       Continuing
                                                                 Consolidated        Debit          Credit      Operations
                                                                 ------------    ---------      ------------    ----------

Net sales and other revenues                                       $84,153        (a)$75,394      (b)   $125      $8,884
                                                                   -------           -------         -------      ------
Costs and expenses:
    Cost of Sales                                                   67,096                        (a) 60,112       6,984
    Selling, general and administrative
      expenses                                                      14,948                        (a) 13,108       1,840
                                                                   -------           -------          -------     ------
                                                                    82,044                            73,220       8,824
                                                                   -------           -------         -------      ------
Operating income                                                     2,109            75,394          73,345          60
Interest expense - net                                               1,850                        (c)  1,850
                                                                   -------           -------         -------      ------
Income before provision for taxes
                                                                       259            75,394          75,195          60
Provision for taxes
                                                                        30                                            30
                                                                   -------           -------         -------      ------
Net income                                                            $229           $75,394         $75,195         $30
                                                                   =======           =======         =======      ======
Per share data:
     Primary and fully diluted                                       $0.11                                         $0.01
                                                                   =======                                        ======


See Notes to Pro Forma Consolidated Statements of Operations.

                        OAK HILL SPORTSWEAR CORPORATION
            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                  (UNAUDITED)

A description of pro forma adjustments follows:

(a) Eliminates the historical results of operations of the Company's Sportswear Division and the related Manufacturing Division.

(b) Represents the rental income, net of related expenses, from the lease of certain warehouses to Donnkenny (see "Assets to Be Sold" above) and revenues from the consulting agreement (see "Service Agreement; Consulting Agreement" above), net of related expenses.

(c) If the Proposed Transaction had been consummated at the beginning of the period presented, the proceeds from the sale would have been sufficient to eliminate the debt on the Company's balance sheet at that date. Accordingly, this adjustment eliminates the historical interest expense incurred in connection with that debt. No interest or investment earnings have been imputed on excess cash generated by the transaction. The Company estimates that such cash would have approximated $2,500,000 and $1,100,000 at January 1, 1994 and January 1, 1995, respectively, if the Proposed Transaction had been consummated on those dates. In addition, no interest or investment earnings have been imputed on excess cash generated from the collection of receivables, net of payment of liabilities, during those periods.